UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2002

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


      625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
      ----------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


                                610-825-6224
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)




















Item 3. Bankruptcy or Receivership.

On April 18, 2002, Clariti Telecommunications International, Ltd.("the Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Pennsylvania at Philadelphia (the "Court"). The Company managed its properties and operated the business as "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

The Company's Plan of Reorganization, which was approved by the Court on October 23, 2002, became effective on November 12, 2002 (the "Plan"). The Company will continue to operate from its Conshohocken (suburban Philadelphia), PA headquarters.

The Company has now emerged from Chapter 11 proceedings and changed its name, with the approval of a majority of its shareholders, to Integrated Data Corp. The Delaware Secretary of State accepted this change of the Company's Certificate of Incorporation, effective November 20th, 2002.

Under the Plan, the Company intends to effect a reverse stock split whereby each existing share of common stock ($.001 par value per share) shall be converted into and reconstituted as one-one-hundredth(1/100th) of a share of common stock, ($.001 par value per share)to be effective in the near future. No fractional shares shall be issued upon the conversion and the number of shares of common stock to be issued shall be rounded up to the nearest whole share. The current shareholders approved the reverse stock split upon Court approval of the Plan.

Additionally, the Company has formed C3 Technologies, Inc., a wholly owned subsidiary and Delaware company, to manage its technologies and intellectual property.

Copies of the press release announcing the foregoing are attached hereto as
Exhibit 99 and are incorporated in their entirety herein by reference.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99   Press Release, dated November 22, 2002



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                                 Signature
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

November 25, 2002

                                                 By: /s/Abraham Carmel
                                                     --------------------
                                                     Abraham Carmel
                                                     Chief Executive Officer,
                                                     President and Acting
                                                     Chief Financial Officer




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EXHIBIT INDEX


Exhibit No.				Description
-----------		            -----------

   99                  Press Release, dated November 22, 2002


Clariti Emerges from Chapter 11 Bankruptcy Proceedings-
Changes Its Name to Integrated Data Corp.


Conshohocken, PA, November 22, 2002-Clariti Telecommunications International, Ltd. (CLRI.OB) announced today that its Plan of Reorganization (the "Plan") was approved by the United States Bankruptcy Court for the Eastern District of Pennsylvania on October 23rd, 2002. The Plan became effective November 12th, 2002. In accordance with the Plan the Company has provided $300,000.00 in escrow to pay off all creditors. The escrow account is managed by an independent disbursing agent, Mr. William E. Sklar, CPA, of Bala Cynwyd, PA, and disbursements will begin within 30 days from the Plan's effective date.
By decision of its Board of Directors and a majority vote of its shareholders, and in keeping with its re-energized business focus, the Company's name has been changed to Integrated Data Corp. (IDC) effective November 20th, 2002. Integrated Data Corp. will trade on the OTCBB under a new Nasdaq symbol to be assigned in the near future.
Also in accordance with the Plan, Integrated Data Corp. will initiate a reverse stock split whereby each 100 shares of Clariti stock will be exchanged for 1 new IDC share. Currently the Company has 42,332,890 shares outstanding, which will be exchanged for 423,329 shares. Notification will be sent to all existing shareholders on how to exchange their Clariti shares for IDC through American Stock Transfer & Trust Company of New York City.

"We are very pleased about exiting Chapter 11 Bankruptcy and the name change to better reflect our future. Integrated Data will continue to build on and offer its low-cost ClariCAST FM-subcarrier data broadcasting solutions in the U.S. and world-wide. In addition the Company will begin acquiring other high technology companies under the IDC umbrella to complement and expand its portfolio to increase assets, revenues, and income for our shareholders," commented Abe Carmel, Executive Chairman and CEO of Integrated Data Corp. Integrated Data Corp. is also announcing the formation of a new, wholly-owned subsidiary, C3 Technologies, Inc (C3). C3 was formed to manage the ClariCAST technologies and associated intellectual property and to find opportunities and develop applications for its usage. Based in Conshohocken, PA (suburban Philadelphia), C3 is being led by Mr. David C. Bryan, President and CEO, and Mr. Chuck Bristow, Vice President of Engineering, both of whom were instrumental in the original development of the ClariCAST technologies, system, and components. Mr. Bryan and Mr. Bristow have also been appointed to senior executive positions at IDC holding the positions of Executive VP and VP, respectively. "We are very excited about the new lease on life for the ClariCAST technologies and becoming a part of the Integrated Data family," said Dave Bryan. "ClariCAST offers one of the lowest cost-per-bit wireless delivery mechanisms around and is ideal for both fixed-wireless and mobile applications demanding data broadcasting over very large coverage areas."
About IDC & C3 Technologies, Inc.
C3 Technologies, Inc. (C3) is a wireless systems solution provider specializing in subcarrier broadcast communications. Focusing on wide-area data broadcasting applications, C3 is actively pursuing opportunities in the automobile telematics, personal communications information services, public safety, Homeland Security, and dynamic video advertising markets. C3 has recently developed a VideoTopper for stand-alone, dynamic, full-motion video advertising at point-of-sale (POS) locations and on top of Automated Teller Machines
(ATMs). For the ATM application, the unit also serves to enhance consumer awareness of additional machine services beyond the ordinary cash disbursement. The VideoTopper has wireless connectivity to C3's Network Operations Center for dynamic content updates and real-time control. C3, through RadioNet Italia, its joint venture with Pasubio S.p.a., also has a national FM-subcarrier footprint in Italy and is working on offering similar services in that country. Special Note Regarding Forward-Looking Statements: This press release contains certain forward-looking statements that involve risks and uncertainties, including statements about IDC's future business plans, C3's business plans and potential markets, C3's ability to expand its wireless business, and C3's ability to develop and implement new wireless services. Factors that could cause or contribute to such risks and uncertainties include, but are not limited to, general economic and business conditions, changes in telecommunications regulations, changes in FCC regulations, changes in consumer demand for certain telecommunications products and services, market acceptance of C3's products and services, and various other factors beyond the control of the company. This includes such factors as described from time to time in the SEC reports filed by Integrated Data Corp.
Contact Information:
Abe Carmel
Phone:  610-825-6224 x1703
Email:  ACarmel@IntegratedDataCorp.com

Dave Bryan
Phone:  610-825-6224 x1701
Email:  DBryan@C3Tech.us